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              MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND



                 Supplement to the Current Prospectus


For each of the funds listed above, the description of portfolio manager under the "Management of the Fund - Investment Adviser" section is hereby revised as follows: Stephen C. Bryant is the portfolio manager of the Fund. Mr. Bryant, a Senior Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1987.

            The date of this Supplement is January 2, 1998.